AMENDED AND RESTATED
                            AVONDALE SERVICES CORPORATION
                       EXECUTIVE GROUP INSURANCE BENEFITS PLAN
                             AND SUMMARY PLAN DESCRIPTION

                                    October, 1997

                                       PREAMBLE

               Avondale Services Corporation (the "Company"), a corporation organized and existing under the laws of the State of Delaware, adopted the Avondale Services Corporation Executive Group Insurance Benefits Plan on February 20, 1990, pursuant to its desire to continue and maintain its policy to provide increased insurance benefits (in addition to the group insurance benefits provided to all eligible employees of Avondale Services Corporation) to certain employees designated by the Board of Directors of Avondale Industries, Inc., which plan and the amendments thereto made through September 30, 1997 shall hereinafter be referred to as the "Prior Plan."

               Effective October 1, 1997, the Avondale Services Corporation Executive Group Insurance Benefits Plan is amended and restated as set forth in this document and any amendments hereto and shall hereinafter be referred to as the "Plan." The Plan is the continuation of the Prior Plan and no gap in time or effect exists, or shall ever be construed to exist, between them.

                                      ARTICLE I
                                    Participation
                                    -------------

               Participation in the Plan shall be limited to those employees of Avondale Services Corporation designated by the Compensation Committee of the Board of Directors of Avondale Industries, Inc. as Participants in the Plan. The names of all Participants so designated shall be listed on the attached Exhibit A.

                                      ARTICLE II
                                       Benefits
                                       --------

               The benefits payable under the Plan shall be identical to the Group Life, Accidental Death and Dismemberment, Salary Continuation, Business Travel, and Comprehensive Medical Benefits paid to employees of Avondale Services Corporation under its Group Insurance Benefits Plan as set forth in applicable plan documents, insurance contracts and the Avondale Services Corporation Employee Benefit Plan booklet and summary plan description as in effect on the date hereof (as may be modified from time to time), which documents are incorporated herein by reference. All capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Avondale Industries, Inc. Avondale Services Corporation Plan.

               In addition to the benefits paid pursuant to Avondale Services Corporation Group Insurance Benefits Plan, the following additional benefits and/or modifications shall apply to Participants in the Plan during their employment with Avondale Services Corporation and, where indicated, after retirement or Total Disability provided such Participant is employed by Avondale Services Corporation at the time of retirement or Total
          Disability:

          Coverage                      Description
          --------                      -----------

          Employee Life                 2 times the sum of (i) base
                                        salary and (ii) Participant's
                                        previous year's bonus.
                                        Optional Coverage-additional
                                        one or two times the sum of
                                        (i) base salary and (ii)
                                        Participant's previous year's
                                        bonus.

                                        Maximum Coverage-Two million
                                        dollars or such lesser amount
                                        as may be set forth in any
                                        applicable insurance policy.
                                        Evidence of Insurability - To
                                        the extent provided in any
                                        applicable insurance policy,
                                        coverage shall be conditioned
                                        on submission of evidence of
                                        insurability.

          Dependent Life                Optional - $100,000.00

          Retiree Life                  One half of life insurance in
                                        force at time of retirement

          Total Disability (Totally     Employee Life (as set forth
          Disabled) prior to Normal     above) in force prior to Total
          Retirement Date               Disability continues until
                                        Normal Retirement Date;
                                        thereafter Retiree Life

          Long Term Disability          60% of monthly base salary,
                                        after 180 day waiting period.
                                        Maximum $5,000.00 per month
                                        coordinated with Disability
                                        Social Security Benefit

          Retiree Health                Comprehensive Medical Benefits
                                        (as provided under the
                                        Avondale Services Corporation
                                        Group Insurance Benefits Plan)
                                        shall continue beyond a
                                        Participant's retirement for
                                        his life without any premium
                                        payment during the
                                        Participant's life.  The
                                        Participant's surviving spouse
                                        may continue coverage
                                        thereafter without any premium
                                        payment for her life.

                                        Provided, however, that upon a
                                        Retiree's eligibility for
                                        Medicare, this Retiree Health
                                        benefit shall be paid only as
                                        a supplement to Medicare and a
                                        Participant must establish his
                                        entitlement to Medicare
                                        benefits to be eligible for
                                        the supplemental Retiree
                                        Health benefits provided
                                        herein.

          Total Disability (Totally     An Employee who is Totally
          Disabled)                     Disabled will be treated as an
                                        "Active Employee" for twelve
                                        (12) months following the
                                        commencement of the Disability
                                        so long as he remains Totally
                                        Disabled.  When a Totally
                                        Disabled Participant is no
                                        longer an "Active Employee"
                                        such Participant will be
                                        treated as a  Retiree eligible
                                        for the supplemental Retiree
                                        Health benefits provided
                                        herein.

                                        Provided, however, that when
                                        such Participant becomes
                                        eligible for Medicare, this
                                        Retiree Health benefit shall
                                        be paid only as a supplement
                                        to Medicare and a Participant
                                        must establish his entitlement
                                        to Medicare benefits to be
                                        eligible for the supplemental
                                        Retiree Health benefits
                                        provided herein.


                                     ARTICLE III
                                    Administration
                                    --------------

               The Board of Directors of Avondale Services Corporation has primary responsibility for the administration of the Plan, including interpretation of all Plan provisions and determination of benefit entitlement; provided, however, that the Participant shall be entitled to utilize the claim review procedure set forth in the Avondale Industries, Inc. Corporate Services Avondale Health Plan booklet.

               The Board of Directors of Avondale Services Corporation may delegate its responsibilities, other than its powers to amend or terminate the Plan, to a Committee appointed by it. The Board of Directors of Avondale Services Corporation can override any decision of the Committee.

               The Company agrees to indemnify and hold harmless each person serving as a member of the Committee from all liabilities and claims arising from the good faith performance of his duties in accordance with the terms of the Plan.

                                      ARTICLE IV
                               Termination or Amendment
                               ------------------------

               Although Avondale Services Corporation expects and intends to continue this Plan indefinitely, it reserves the right to modify, amend, suspend or terminate the Plan at any time by resolution of the Board of Directors of Avondale Services Corporation; provided, however, that no such amendment or termination shall be effective without the concurrence of the Board of Directors of Avondale Industries, Inc.

                                      ARTICLE V
                        Plan Identification and Administration
                        --------------------------------------

          Name of Plan                  Avondale Services Corporation
                                        Executive Group Insurance
                                        Benefits Plan

          Type of Plan                  Welfare Benefit Plan which
                                        provides health care benefits

          Sponsoring Employer and       Avondale Industries, Inc.
          Plan                          P.O. Box 50280
          Administrator                 New Orleans, LA   70150
                                        5100 River Road
                                        Avondale, LA   70094

          Plan No.                      501

          Plan Year                     January 1 through December 31

          Employer Identification       39-1097012
          No.

          Plan Fiduciary                Avondale ERISA Review
                                        Committee
                                        P.O. Box 50280
                                        New Orleans, LA   70150
                                        5100 River Road
                                        Avondale, LA   70094

          Agent for Service of          R. Dean Church
          Legal Process                 P.O. Box 50280
                                        New Orleans, LA   70150
                                        Service may also be made on
                                        the Plan Administrator

          Benefits Provided By and      Omega Claims Service, Inc.
          Disbursements From the        P. O. Box 1100
          Plan Made By                  Marrero, Louisiana  70073

                                        West Jefferson Behavioral
                                        Medicine Center
                                        229 Belle Meade Boulevard
                                        Gretna, Louisiana  70056

          Contributions to the Plan     The Health Care Benefits under
                                        the Plan are paid for
                                        partially by Avondale
                                        Industries, Inc. and partially
                                        by Employees.  The costs of
                                        dependent care coverage are
                                        paid for partially by Avondale
                                        Industries, Inc. and partially
                                        by those Employees eligible to
                                        elect dependent care coverage.
                                        The contributions are
                                        determined by Avondale
                                        Industries, Inc. based on the
                                        actual cost of benefits.

                                      ARTICLE VI
                               Your Rights Under ERISA
                               -----------------------

               As a Participant in the Avondale Services Corporation Executive Group Insurance Benefits Plan, you are entitled to certain rights and protections under the Employee Retirement Income Security Act of 1974 ("ERISA"). ERISA provides that all Plan Participants shall be entitled to:

               Examine without charge, at the Employee Benefits Department where you work, all Plan documents, including those filed by the Plan with U.S. Department of Labor, such as annual reports and Plan descriptions.

               Obtain, upon written request to the Plan Administrator, copies of all Plan documents, for which a reasonable charge will be made.

               Receive a summary of the Plan's annual financial report. File suit in a federal court if any materials requested by you are not received within 30 days of your request. The court may require the Company to pay you up to $100 for each day beyond 30 days until you receive the materials, unless the materials were not sent because of reasons beyond the control of the Plan Administrator.

               In addition to creating rights for Plan Participants, ERISA imposes duties upon the Company and upon "fiduciaries" that are responsible for the operation of the Plan. The Company may not discharge you or otherwise discriminate against you to prevent you from obtaining a benefit or exercising your rights under ERISA.

               If you have a claim for benefits which is denied in whole or in part, you must receive a written explanation stating the facts upon which the denial is based and the Plan provisions upon which the denial was based.

               All decisions of the Avondale ERISA Review Committee shall be final and binding on all employees, participants and their beneficiaries. No claimant may file suit in a court to obtain benefits under the Plan without first completely exhausting all stages of the claims review process.

               If Plan fiduciaries misuse the Plan's money, or if you are discriminated against for asserting your rights, you may seek assistance from the U.S. Department of Labor, or you may file a suit in a federal court. If you are successful, the court may order the other party to pay your court costs and legal fees. If you lose, the court may order you to pay these costs and fees-for example, if it finds your claim frivolous.

               If you have any questions about this statement or your rights under ERISA, you should contact the Plan Administrator at the nearest Area Office of the U.S. Department of Labor-Management Services Administrator, Department of Labor.

               Executed in Avondale, Louisiana, this 14th day of October,
          1997.


          WITNESSES:                         AVONDALE SERVICES CORPORATION


          /s/ Jackie H. Walker               By: /s/ Thomas M. Kitchen
          --------------------                   ---------------------
                                                     Thomas M. Kitchen
          /s/ Robin L. Dempsey
          --------------------

                                      EXHIBIT A


               The following individuals have been designated by the Board of Directors of Avondale Industries, Inc. as Participants in the Avondale Services Corporation Executive Group Insurance Benefits
          Plan:

                    Harris F. Arnold (Retired)
                    Albert L. Bossier, Jr.
                    Richard F. Brunner (Deceased) Vivian
                    Ronald D. Church
                    Melvin Colen (Deceased) June
                    James H. Cottrell (Retired)
                    Rodney J. Duhon, Jr.
                    Kenneth B. Dupont
                    Ernest F. Griffin, Jr.
                    William A. Harmeyer (Retired)
                    Bruce L. Hicks (Deceased) Carolyn
                    Thomas M. Kitchen
                    Rene P. Meric
                    Edmund C. Mortimer
                    Joseph W. Oberfell (Retired)
                    Eugene K. Simon, Jr.